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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                               September 25, 1998
                Date of Report (Date of Earliest Event Reported)


                       GREENWICH CAPITAL ACCEPTANCE, INC.

  (as Depositor under the Pooling and Servicing Agreement, dated June 1, 1998, providing for the Issuance of the Sequoia Mortgage Trust 3, Mortgage Loan Asset
                              Backed Certificates)


                       GREENWICH CAPITAL ACCEPTANCE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



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
                     Delaware                                    33-80740-08                                61199884
                     --------                                    -----------                                --------
(State or Other Jurisdiction of Incorporation)             (Commission File Number)           (I.R.S. Employer Identification No.)
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                600 Steamboat Road, Greenwich, Connecticut 06830
                ------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (203) 622-2700
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.              OTHER EVENTS

                     On June 1, 1998, Greenwich Capital Acceptance, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor; Sequoia Mortgage Funding Corporation, as seller ("Sequoia"); Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"); and First Union National Bank, as trustee (the "Trustee"), providing for the issuance of the Sequoia Mortgage Trust 3, Mortgage Loan Asset Backed Certificates (the "Certificates").

                     The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).           Exhibits

                     10.1 Monthly Payment Date Statement distributed to Certificateholders, dated September 25, 1998.

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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 1998


                                       GREENWICH CAPITAL ACCEPTANCE,
                                       INC.


                                       By:        /s/ Anne Mulligan
                                          -----------------------------------
                                             Anne Mulligan
                                             Vice President
                                            (Principal Financial Officer and
                                            and Principal Accounting Officer)

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                                  EXHIBIT INDEX


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
Exhibit Number                                                                              Page Number

10.1      Monthly Payment Date Statement distributed to
          Certificateholders, dated September 25, 1998.............................................5
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